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                                                                   Exhibit 99.01

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 11-K
                                ANNUAL REPORT



[X]
   ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

                                      OR

[ ]
   TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)


For the fiscal year ended december 31, 1994        Commission File Number 1-1097




                      OKLAHOMA GAS AND ELECTRIC COMPANY
                      EMPLOYEES' RETIREMENT SAVINGS PLAN

                           (Full Title of the Plan)





                      OKLAHOMA GAS AND ELECTRIC COMPANY
                              101 North Robinson
                                 P.O. Box 321
                      Oklahoma City, Oklahoma 73101-0321


(Name of issuer of the securities held pursuant to the Plan and the Address of its principal executive office)


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                                  SIGNATURES


          The undersigned consist of the members of the Committee having the responsibility for the administration of the Oklahoma Gas and Electric Company Employees' Retirement Savings Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this Annual Report on Form 11-k to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City and State of Oklahoma on the 29th day of March 1995.

                                        OKLAHOMA GAS AND ELECTRIC COMPANY
                                        EMPLOYEES' RETIREMENT SAVINGS PLAN


                                        By /s/ IRMA B. ELLIOTT
                                          -------------------------
                                          Irma B. Elliott
                                          Chairperson


                                        By /s/ DONALD R. ROWLETT
                                          -------------------------
                                          Donald R. Rowlett
                                          Member


                                        By /s/ R. P. SCHMID
                                          -------------------------
                                          R.P. Schmid
                                          Member